MFS(R) HIGH INCOME FUND

            Supplement dated August 1, 2003 to the Current Prospectus

The Lehman Brothers High Yield Index returns contained in the "Performance Table" of the fund's Prospectus, dated June 1, 2003, are hereby restated as follows:

                                         1 Year      5 Years     10 Years
                                         ------      -------     --------
 Lehman Brothers High Yield Index+**     (1.41)%      0.38%       5.86%
----------------

+    Source: Standard & Poor's Micropal, Inc.

** The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.

                 The date of this Supplement is August 1, 2003.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.